Exhibit 99

Restaurant Brands International Inc.

Unaudited Pro Forma 2014 Condensed Consolidated Financial Information

as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

Overview

On December 12, 2014, Burger King Worldwide, Inc. (“BKW”) completed its merger with Tim Hortons Inc. (“THI”) (the “Merger”). The following schedule shows the 2014 pro forma income statement for the combined company in each of the periods indicated as if the Merger occurred at the beginning of 2014.

The historical results of operations have been adjusted to give pro forma effect to events that are (i) directly attributable to the Transactions (as defined below), (ii) factually supportable and (iii) expected to have a continuing impact on the combined results, as if the Transactions occurred on the first day of fiscal 2014. The pro forma financial information for the periods presented includes the historical results of Restaurant Brand International Inc., THI and BKW after giving pro forma effect to:

•	the Merger;

•	our entry into a New Term Loan Facility consisting of a $6,750.0 million facility with a 7-year maturity;

•	our issuance of $2,250.0 million aggregate principal amount of second lien secured Notes with a 7.5-year maturity;

•	the exchange of BKW common stock for Restaurant Brands International common shares and Class B exchangeable limited partnership units (“Partnership exchangeable units”) of Restaurant Brands International Limited Partnership (“RBI LP”);

•	our issuance of $3,000.0 million of 9% cumulative compounding perpetual voting preferred shares (the “Preferred Shares”) and the warrant to purchase our common shares by a subsidiary of Berkshire Hathaway, Inc.;

•	repayment of $2,923.4 million of existing indebtedness of BKW; and

•	extinguishment of a portion of THI notes in the amount of approximately $1.0 billion.

We collectively refer to these as the “Transactions.”

The selected pro forma information is not necessarily indicative of what the combined company’s results of operations actually would have been had the Merger been completed as of the date indicated. In addition, the selected pro forma information does not purport to project the future operating results of the combined company. The pro forma statement of operations includes the impact of preliminary acquisition accounting adjustments resulting from preliminary fair value estimates resulting from the application of acquisition accounting to the Merger. These fair value estimates are subject to change over a one-year measurement period and may vary significantly from the fair values that will be recorded upon completion of acquisition accounting. Measurement period adjustments that are determined to be material will be applied retrospectively.

Restaurant Brands International Inc.

Unaudited Pro Forma 2014 Condensed Consolidated Financial Information

as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

	Three Months Ended				Year Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Revenues:
Sales	$508.9	$581.4	$602.0	$570.9	$2,263.2
Franchise and property revenues	422.7	477.3	508.8	519.7	1,928.5

Total revenues	931.6	1,058.7	1,110.8	1,090.6	4,191.7
Cost of sales	441.8	495.7	513.8	486.0	1,937.3
Franchise and property expenses	129.6	138.7	156.1	174.6	599.0
Selling, general and administrative expenses	92.3	92.0	94.4	114.5	393.2
(Income) loss from equity method investments	1.0	2.3	(7.8)	0.6	(3.9)
Other operating expenses (income), net	8.4	5.4	(0.8)	26.1	39.1

Total operating costs and expenses	673.1	734.1	755.7	801.8	2,964.7

Income from operations	258.5	324.6	355.1	288.8	1,227.0
Interest expense, net	125.8	125.9	126.6	123.8	502.1

Income before income taxes	132.7	198.7	228.5	165.0	724.9
Income tax expense (benefit)	41.2	57.5	66.9	126.1	291.7

Net income	91.5	141.2	161.6	38.9	433.2
Net income (loss) attributable to noncontrolling interests	(295.9)	42.4	54.1	(15.6)	(215.0)
Preferred share dividends	67.5	67.5	67.5	67.5	270.0
Accretion of preferred shares to redemption value	546.4	—	—	—	546.4

Net income (loss) attributable to common shareholders	$(226.5)	$31.3	$40.0	$(13.0)	$(168.2)

Earnings (loss) per common share
Basic	(1.12)	0.15	0.20	(0.06)	(0.83)
Diluted	(1.12)	0.15	0.20	(0.06)	(0.83)

Weighted average shares outstanding
Basic	202.1	202.1	202.1	202.1	202.1
Diluted	467.1	476.1	476.1	467.1	467.1

Restaurant Brands International Inc.

Unaudited Pro Forma 2014 Condensed Consolidated Financial Information

as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

Pro forma Segment Information

Our measure of segment income is adjusted EBITDA. Below is a presentation of pro forma segment information for each of the periods indicated:

TH Segment	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Three Months Ended September 30, 2014	Three Months Ended December 31, 2014	Fiscal Year Ended December 31, 2014

Franchise:
Franchise and property revenues	$200.3	$234.4	$248.8	$264.4	$947.9
Franchise and property expenses	92.2	103.0	114.7	136.3	446.2

Sales and cost of sales:
Sales	490.4	563.1	583.1	552.0	2,188.6
Cost of sales	426.3	480.0	497.3	469.4	1,873.0

Segment SG&A(a)	40.0	41.6	43.1	48.8	173.5
Segment depreciation and amortization(b)	37.5	38.6	39.7	42.7	158.5
Segment distributions from equity method investments	2.8	3.7	3.4	4.2	14.1
Segment income (adjusted EBITDA)	$172.5	$215.2	$219.9	$208.8	$816.4

BK Segment	Three Months Ended March 31, 2014	Three Months Ended June 30, 2014	Three Months Ended September 30, 2014	Three Months Ended December 31, 2014	Fiscal Year Ended December 31, 2014

Franchise:
Franchise and property revenues	$222.4	$242.9	$260.0	$255.3	$980.6
Franchise and property expenses	37.4	35.7	41.4	38.3	152.8

Sales and cost of sales:
Sales	18.5	18.3	18.9	18.9	74.6
Cost of sales	15.5	15.7	16.5	16.6	64.3

Segment SG&A(a)	41.5	39.4	39.6	42.1	162.6
Segment depreciation and amortization(b)	13.2	12.4	13.0	11.9	50.5
Segment income (adjusted EBITDA)	$159.7	$182.8	$194.4	$189.1	$726.0

(a)	Segment selling, general and administrative expenses (“Segment SG&A”) consist of segment selling expenses and segment Management G&A. Management general and administrative expenses (“Management G&A”) are comprised primarily of salary and employee related costs for our non-restaurant employees, professional fees, information technology systems and general overhead for our corporate offices.
(b)	Segment depreciation and amortization excludes depreciation and amortization included in selling, general and administrative expenses.

Restaurant Brands International Inc.

Unaudited Pro Forma 2014 Condensed Consolidated Financial Information

as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

Non-GAAP Measures

EBITDA is defined as earnings (net income or loss) before interest, taxes, and depreciation and amortization and is used by management to measure operating performance of the business.

Adjusted EBITDA is defined as EBITDA excluding the impact of non-cash compensation expense, the net impact of equity method investments, other operating (income) expenses, net, and all other specifically identified costs associated with non-recurring projects. Adjusted EBITDA is used by management to measure operating performance of the business, excluding specifically identified items that management believes do not directly reflect our core operations, and represents our measure of segment income. In addition, management believes that the presentation of EBITDA and adjusted EBITDA on a pro forma basis is useful to investors, analysts and other users of our consolidated financial statements because they are widely used by investors to measure operating performance without regard to items such as income taxes, net interest expense, depreciation and amortization, non-cash compensation expense and other infrequent or unusual items, which can vary substantially from company to company depending upon accounting methods and book value of assets, financing methods, capital structure and the method by which assets were acquired.

Adjusted net income attributable to common shareholders is defined as net income attributable to common shareholders excluding the impact of those same items excluded from adjusted EBITDA as well as franchise agreement amortization and amortization of deferred financing costs and original issue discount. Adjusted diluted earnings per share is calculated by dividing adjusted net income attributable to common shareholders by the weighted average number of diluted shares of the Company outstanding during the reporting period. Adjusted net income attributable to common shareholders and adjusted diluted earnings per share are used by management to evaluate the core operating performance of the business.

The presentation of pro forma EBITDA, pro forma adjusted EBITDA, pro forma net income attributable to common shareholders and pro forma adjusted diluted earnings per share is not made in accordance with GAAP and our use of the terms EBITDA, adjusted EBITDA, adjusted net income attributable to common shareholders and adjusted diluted earnings per share varies from the use of similar terms by others in our industry. The presentation of pro forma EBITDA, pro forma adjusted EBITDA, pro forma adjusted net income attributable to common shareholders and pro forma adjusted diluted earnings per share is not made in accordance with Article 11 of Regulation S-X and should not be considered alternatives to GAAP metrics.

Reconciliations of pro forma EBITDA, pro forma adjusted EBITDA and pro forma adjusted net income attributable to common shareholders to the most closely comparable pro forma financial measures for the periods presented are included on the following page.

Restaurant Brands International Inc.

Unaudited Pro Forma 2014 Condensed Consolidated Financial Information

as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

Pro forma EBITDA and pro forma adjusted EBITDA

	Three Months Ended				Year Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Pro forma net income	$91.5	$141.2	$161.6	$38.9	$433.2
Interest expense, net	125.8	125.9	126.6	123.8	502.1
Income tax expense (benefit)	41.2	57.5	66.9	126.1	291.7
Depreciation and amortization	55.0	55.5	57.4	59.1	227.0

Pro forma EBITDA	313.5	380.1	412.5	347.9	1,454.0
Adjustments
Non-cash compensation expense(1)	5.8	6.7	7.3	19.3	39.1
Net impact of equity method investments(2)	4.5	5.8	(4.7)	4.6	10.2
Other operating expenses (income), net	8.4	5.4	(0.8)	26.1	39.1

Total adjustments	18.7	17.9	1.8	50.0	88.4

Pro forma adjusted EBITDA	$332.2	$398.0	$414.3	$397.9	$1,542.4

Pro forma adjusted net income

	Three Months Ended				Year Ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	December 31, 2014
Pro forma net income	$91.5	$141.2	$161.6	$38.9	$433.2
Income tax expense (benefit)	41.2	57.5	66.9	126.1	291.7

Pro forma income before income taxes	132.7	198.7	228.5	165.0	724.9
Adjustments:
Non-cash compensation expense(1)	5.8	6.7	7.3	19.3	39.1
Net impact of equity method investments(2)	4.5	5.8	(4.7)	4.6	10.2
Amortization(3)	16.4	16.6	16.7	16.5	66.2
Other operating expenses (income), net	8.4	5.4	(0.8)	26.1	39.1

Total adjustments	35.1	34.5	18.5	66.5	154.6

Pro forma adjusted income before taxes	167.8	233.2	247.0	231.5	879.5
Pro forma adjusted income tax expense(4)	38.6	53.6	56.8	53.2	202.2

Pro forma adjusted net income	129.2	179.6	190.2	178.3	677.3
Pro forma preferred share dividends(5)	67.5	67.5	67.5	67.5	270.0

Pro forma adjusted net income attributable to common shareholders	$61.7	$112.1	$122.7	$110.8	$407.3

Pro forma adjusted diluted earnings per share	$0.13	$0.24	$0.26	$0.23	$0.86

Pro forma diluted weighted average shares outstanding	476.1	476.1	476.1	476.1	476.1

(1)	Represents the aggregate of (i) share-based compensation associated with employee stock options for the periods indicated, and (ii)the portion of annual non-cash incentive compensation that eligible employees elected to receive as common equity in lieu of their 2014 bonus.

(2)	Represents the net impact of (i) exclusion of our proportionate share of the net (income) loss recognized by our equity method investments, and (ii) inclusion of cash distributions received from our equity method investments.

(3)	Represents amortization of franchise agreement intangible assets and amortization of deferred financing costs and original issue discount.

(4)	The pro forma adjusted income tax expense reflects the tax effect of the pro forma adjusted income before income taxes using an estimated normalized rate of 23.0%.

(5)	Non-recurring accretion of preferred shares to redemption value is excluded from pro forma adjusted net income attributable to common shareholders.

Restaurant Brands International Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2014

(U.S. dollars in millions, except per share amounts)

	(A)	(B)	(C)	(D)=(A)+(B)+(C)	(E)	(F)	(G)	(H)=(D)+(E) +(F)+(G)
	Historical THI	Historical BKW	Reclassifica- tions	Combined Historical	Acquisition Accounting Adjustments	Financing Adjustments	Exchange Adjustments	RBI Pro Forma
Revenues:
Sales	$490.4	$—	$18.5	$508.9	$—	$—	$—	$508.9
Company restaurant revenues	—	18.5	(18.5)	—	—	—	—	—
Franchise and property revenues	—	222.4	200.8	423.2	(0.5)	—	—	422.7
Rents and royalties	180.8	—	(180.8)	—	—	—	—	—
Franchise fees	23.4	—	(23.4)	—	—	—	—	—

Total revenues	694.6	240.9	(3.4)	932.1	(0.5)	—	—	931.6
Company restaurant expenses	—	15.5	(15.5)	—	—	—	—	—
Cost of sales	429.3	—	12.5	441.8	—	—	—	441.8
Operating expenses	73.7	—	(73.7)	—	—	—	—	—
Franchise fee costs	25.1	—	(25.1)	—	—	—	—	—
Franchise and property expenses	—	37.4	87.0	124.4	5.2	—	—	129.6
General and administrative expenses	35.5	—	(35.5)	—	—	—	—	—
Selling, general and administrative expenses	—	48.2	45.5	93.7	(1.4)	—	—	92.3
(Income) loss from equity method investments	(3.0)	—	4.0	1.0	—	—	—	1.0
Other operating expenses, net	2.5	8.5	(2.6)	8.4	—	—	—	8.4

Total operating costs and expenses	563.1	109.6	(3.4)	669.3	3.8	—	—	673.1

Income (loss) from operations	131.5	131.3	—	262.8	(4.3)	—	—	258.5
Interest expense	15.1	—	(15.1)	—	—	—	—	—
Interest (income)	(0.9)	—	0.9	—	—	—	—	—
Interest expense, net	—	50.0	14.2	64.2	(0.4)	62.0	—	125.8

Income (loss) before income taxes	117.3	81.3	—	198.6	(3.9)	(62.0)	—	132.7
Income tax expense (benefit)	33.7	20.9	—	54.6	(0.3)	(13.1)	—	41.2

Net income (loss)	83.6	60.4	—	144.0	(3.6)	(48.9)	—	91.5
Net income (loss) attributable to noncontrolling interests	1.3	—	—	1.3	—	—	(297.2)	(295.9)
Preferred share dividends	—	—	—	—	—	67.5	—	67.5
Accretion of preferred shares to redemption value	—	—	—	—	—	546.4	—	546.4

Net income (loss) attributable to common shareholders	$82.3	$60.4	$—	$142.7	$(3.6)	$(662.8)	$297.2	$(226.5)

Earnings (loss) per common share
Basic								$(1.12)
Diluted								$(1.12)

Weighted average shares outstanding
Basic								202.1
Diluted								467.1

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Restaurant Brands International Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended June 30, 2014

(U.S. dollars in millions, except per share amounts)

	(A)	(B)	(C)	(D)=(A)+(B)+(C)	(E)	(F)	(G)	(H)=(D)+(E) +(F)+(G)
	Historical THI	Historical BKW	Reclassifications	Combined Historical	Acquisition Accounting Adjustments	Financing Adjustments	Exchange Adjustments	RBI Pro Forma
Revenues:
Sales	$563.1	$—	$18.3	$581.4	$—	$—	$—	$581.4
Company restaurant revenues	—	18.3	(18.3)	—	—	—	—	—
Franchise and property revenues	—	242.9	235.0	477.9	(0.6)	—	—	477.3
Rents and royalties	206.3	—	(206.3)	—	—	—	—	—
Franchise fees	32.6	—	(32.6)	—	—	—	—	—

Total revenues	802.0	261.2	(3.9)	1,059.3	(0.6)	—	—	1,058.7
Company restaurant expenses	—	15.7	(15.7)	—	—	—	—	—
Cost of sales	483.5	—	12.2	495.7	—	—	—	495.7
Operating expenses	77.4	—	(77.4)	—	—	—	—	—
Franchise fee costs	32.0	—	(32.0)	—	—	—	—	—
Franchise and property expenses	—	35.7	98.0	133.7	5.0	—	—	138.7
General and administrative expenses	36.9	—	(36.9)	—	—	—	—	—
Selling, general and administrative expenses	—	47.0	47.2	94.2	(2.2)	—	—	92.0
(Income) loss from equity method investments	(3.6)	—	5.9	2.3	—	—	—	2.3
Other operating expenses, net	(0.7)	11.3	(5.2)	5.4	—	—	—	5.4

Total operating costs and expenses	625.5	109.7	(3.9)	731.3	2.8	—	—	734.1

Income (loss) from operations	176.5	151.5	—	328.0	(3.4)	—	—	324.6
Interest expense	17.1	—	(17.1)	—	—	—	—	—
Interest (income)	(1.0)	—	1.0	—	—	—	—	—
Interest expense, net	—	50.6	16.1	66.7	(0.3)	59.5	—	125.9

Income (loss) before income taxes	160.4	100.9	—	261.3	(3.1)	(59.5)	—	198.7
Income tax expense (benefit)	45.3	25.8	—	71.1	(0.6)	(13.0)	—	57.5

Net income (loss)	115.1	75.1	—	190.2	(2.5)	(46.5)	—	141.2
Net income (loss) attributable to noncontrolling interests	1.5	—	—	1.5	—	—	40.9	42.4
Preferred share dividends	—	—	—	—	—	67.5	—	67.5

Net income (loss) attributable to common shareholders	$113.6	$75.1	$—	$188.7	$(2.5)	$(114.0)	$(40.9)	$31.3

Earnings (loss) per common share
Basic								$0.15
Diluted								$0.15

Weighted average shares outstanding
Basic								202.1
Diluted								476.1

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Restaurant Brands International Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended September 30, 2014

(U.S. dollars in millions, except per share amounts)

	(A)	(B)	(C)	(D)=(A)+(B)+(C)	(E)	(F)	(G)	(H)=(D)+(E) +(F)+(G)
	Historical THI	Historical BKW	Reclassifica- ions	Combined Historical	Acquisition Accounting Adjustments	Financing Adjustments	Exchange Adjustments	RBI Pro Forma
Revenues:
Sales	$583.1	$—	$18.9	$602.0	$—	$—	$—	$602.0
Company restaurant revenues	—	18.9	(18.9)	—	—	—	—	—
Franchise and property revenues	—	260.0	249.4	509.4	(0.6)	—	—	508.8
Rents and royalties	211.6	—	(211.6)	—	—	—	—	—
Franchise fees	40.4	—	(40.4)	—	—	—	—	—

Total revenues	835.1	278.9	(2.6)	1,111.4	(0.6)	—	—	1,110.8
Company restaurant expenses	—	16.5	(16.5)	—	—	—	—	—
Cost of sales	500.7	—	13.1	513.8	—	—	—	513.8
Operating expenses	79.3	—	(79.3)	—	—	—	—	—
Franchise fee costs	40.0	—	(40.0)	—	—	—	—	—
Franchise and property expenses	—	41.4	109.4	150.8	5.3	—	—	156.1
General and administrative expenses	63.4	—	(63.4)	—	—	—	—	—
Selling, general and administrative expenses	—	78.3	73.3	151.6	(57.2)	—	—	94.4
(Income) loss from equity method investments	(3.7)	—	(4.1)	(7.8)	—	—	—	(7.8)
Other operating expenses, net	0.4	141.8	4.9	147.1	—	(147.9)	—	(0.8)

Total operating costs and expenses	680.1	278.0	(2.6)	955.5	(51.9)	(147.9)	—	755.7

Income (loss) from operations	155.0	0.9	—	155.9	51.3	147.9	—	355.1
Interest expense	17.0	—	(17.0)	—	—	—	—	—
Interest (income)	(0.8)	—	0.8	—	—	—	—	—
Interest expense, net	—	51.3	16.2	67.5	(0.2)	59.3	—	126.6

Income (loss) before income taxes	138.8	(50.4)	—	88.4	51.5	88.6	—	228.5
Income tax expense (benefit)	47.2	(26.9)	—	20.3	(0.5)	47.1	—	66.9

Net income (loss)	91.6	(23.5)	—	68.1	52.0	41.5	—	161.6
Net income (loss) attributable to noncontrolling interests	1.5	—	—	1.5	—	—	52.6	54.1
Preferred share dividends	—	—	—	—	—	67.5	—	67.5

Net income (loss) attributable to common shareholders	$90.1	$(23.5)	$—	$66.6	$52.0	$(26.0)	$(52.6)	$40.0

Earnings (loss) per common share
Basic								$0.20
Diluted								$0.20

Weighted average shares outstanding
Basic								202.1
Diluted								476.1

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Restaurant Brands International Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended December 31, 2014

(U.S. dollars in millions, except per share amounts)

	(A)	(B)	(C)	(D)	(E)=(A)+(B)+(C)+ (D)	(F)	(G)	(H)	(I)=(E)+(F)+ (G)+(H)
	Historical THI	Historical BKW	Historical RBI and RBI LP	Reclassifica- tions	Combined Historical	Acquisition Accounting Adjustments	Financing Adjustments	Exchange Adjustments	RBI Pro Forma
Revenues:
Sales	$552.0	$18.9	$—	$—	$570.9	$—	$—	$—	$570.9
Company restaurant revenues	—	—	—	—	—	—	—	—	—
Franchise and property revenues	—	255.3	—	265.0	520.3	(0.6)	—	—	519.7
Rents and royalties	203.2	—	—	(203.2)	—	—	—	—	—
Franchise fees	67.5	—	—	(67.5)	—	—	—	—	—

Total revenues	822.7	274.2	—	(5.7)	1,091.2	(0.6)	—	—	1,090.6
Company restaurant expenses	—	—	—	—	—	—	—	—	—
Cost of sales	472.5	16.6	—	(3.1)	486.0	—	—	—	486.0
Operating expenses	80.8	—	—	(80.8)	—	—	—	—	—
Franchise fee costs	62.5	—	—	(62.5)	—	—	—	—	—
Franchise and property expenses	—	38.4	—	130.0	168.4	6.2	—	—	174.6
General and administrative expenses	185.8	—	—	(185.8)	—	—	—	—	—
Selling, general and administrative expenses	—	92.8	—	195.5	288.3	(173.8)	—	—	114.5
(Income) loss from equity method investments	(3.4)	4.0	—	—	0.6	—	—	—	0.6
Other operating expenses, net	(2.2)	65.2	105.2	0.9	169.1	—	(143.0)	—	26.1

Total operating costs and expenses	796.0	217.0	105.2	(5.8)	1,112.4	(167.6)	(143.0)	—	801.8

Income (loss) from operations	26.7	57.2	(105.2)	0.1	(21.2)	167.0	143.0	—	288.8
Interest expense	16.5	—	—	(16.5)	—	—	—	—	—
Interest (income)	(1.0)	—	—	1.0	—	—	—	—	—
Interest expense, net	—	59.7	65.6	15.6	140.9	(0.6)	(16.5)	—	123.8
Loss on early extinguishment of debt	—	127.3	28.1	—	155.4	—	(155.4)	—	—

Income (loss) before income taxes	11.2	(129.8)	(198.9)	—	(317.5)	167.6	314.9	—	165.0
Income tax expense (benefit)	36.5	0.9	4.5	—	41.9	19.7	64.5	—	126.1

Net income (loss)	(25.3)	(130.7)	(203.4)	—	(359.4)	147.9	250.4	—	38.9
Net income (loss) attributable to noncontrolling interests	1.3	—	—	—	1.3	—	—	(16.9)	(15.6)
Preferred share dividends	—	—	13.8	—	13.8	—	53.7	—	67.5
Accretion of preferred shares to redemption value	—	—	546.4	—	546.4	—	(546.4)	—	—

Net income (loss) attributable to common shareholders	$(26.6)	$(130.7)	$(763.6)	$—	$(920.9)	$147.9	$743.1	$16.9	$(13.0)

Earnings (loss) per common share
Basic									$(0.06)
Diluted									$(0.06)

Weighted average shares outstanding
Basic									202.1
Diluted									467.1

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Restaurant Brands International Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2014

(U.S. dollars in millions, except per share amounts)

	(A)	(B)	(C)	(D)	(E)=(A)+(B)+(C)+ (D)	(F)	(G)	(H)	(I)=(E)+(F)+ (G)+(H)
	Historical THI	Historical BKW	Historical RBI and RBI LP	Reclassifica- tions	Combined Historical	Acquisition Accounting Adjustments	Financing Adjustments	Exchange Adjustments	RBI Pro Forma
Revenues:
Sales	$2,188.6	$74.6	$—	$—	$2,263.2	$—	$—	$—	$2,263.2
Company restaurant revenues	—	—	—	—	—	—	—	—	—
Franchise and property revenues	—	980.6	—	950.2	1,930.8	(2.3)	—	—	1,928.5
Rents and royalties	801.8	—	—	(801.8)	—	—	—	—	—
Franchise fees	163.9	—	—	(163.9)	—	—	—	—	—

Total revenues	3,154.3	1,055.2	—	(15.5)	4,194.0	(2.3)	—	—	4,191.7
Company restaurant expenses	—	—	—	—	—	—	—	—	—
Cost of sales	1,886.0	64.3	—	(13.0)	1,937.3	—	—	—	1,937.3
Operating expenses	311.1	—	—	(311.1)	—	—	—	—	—
Franchise fee costs	159.5	—	—	(159.5)	—	—	—	—	—
Franchise and property expenses	—	152.9	—	424.3	577.2	21.8	—	—	599.0
General and administrative expenses	321.5	—	—	(321.5)	—	—	—	—	—
Selling, general and administrative expenses	—	266.3		361.5	627.8	(234.6)	—	—	393.2
(Income) loss from equity method investments	(13.7)	9.8	—	—	(3.9)	—	—	—	(3.9)
Other operating expenses, net	—	221.1	105.2	3.7	330.0	—	(290.9)	—	39.1

Total operating costs and expenses	2,664.4	714.4	105.2	(15.6)	3,468.4	(212.8)	(290.9)	—	2,964.7

Income (loss) from operations	489.9	340.8	(105.2)	0.1	725.6	210.5	290.9	—	1,227.0
Interest expense	65.7	—	—	(65.7)	—	—	—	—	—
Interest (income)	(3.7)	—	—	3.7	—	—	—	—	—
Interest expense, net	—	211.5	65.6	62.1	339.2	(1.5)	164.4	—	502.1
Loss on early extinguishment of debt	—	127.3	28.1	—	155.4	—	(155.4)	—	—

Income (loss) before income taxes	427.9	2.0	(198.9)	—	231.0	212.0	281.9	—	724.9
Income tax expense (benefit)	162.7	20.7	4.5	—	187.9	18.3	85.5	—	291.7

Net income (loss)	265.2	(18.7)	(203.4)	—	43.1	193.7	196.4	—	433.2
Net income (loss) attributable to noncontrolling interests	5.7	—	—	—	5.7	—	—	(220.7)	(215.0)
Preferred share dividends	—	—	13.8	—	13.8	—	256.2	—	270.0
Accretion of preferred shares to redemption value	—	—	546.4	—	546.4	—	—	—	546.4

Net income (loss) attributable to common shareholders	$259.5	$(18.7)	$(763.6)	$—	$(522.8)	$193.7	$(59.8)	$220.7	$(168.2)

Earnings (loss) per common share
Basic									$(0.83)
Diluted									$(0.83)

Weighted average shares outstanding
Basic									202.1
Diluted									467.1

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Restaurant Brands International Inc.

Unaudited Pro Forma 2014 Condensed Consolidated Financial Information

as if the merger between Tim Hortons Inc. and Burger King Worldwide, Inc. occurred at the beginning of 2014

Notes to Unaudited Condensed Consolidated Pro Forma Statements of Operations:

Restaurant Brands International Inc. (“RBI”) was originally formed on August 25, 2014. RBI serves as the sole general partner of Restaurant Brands International Limited Partnership (“RBI LP”), the indirect parent of The TDL Group Corp. (f/k/a Tim Hortons ULC and Tim Hortons Inc.), which franchises and operates quick service restaurants serving premium coffee and other beverage and food products under the Tim Hortons® brand (“THI”), and Burger King Worldwide, which franchises and operates fast food hamburger restaurants principally under the Burger King® brand (“BKW”). Prior to the three months ended December 31, 2014, neither RBI nor RBI LP had any results of operations.

Historical unaudited statement of operations data for THI and BKW for the three months ended March 31, 2014, June 30, 2014 and September 30, 2014 was derived from the quarterly reports on Form 10-Q for the periods indicated, as filed with the Securities and Exchange Commission by THI and BKW, respectively. Historical unaudited statement of operations data for THI, BKW and RBI / RBI LP for the three months ended December 31, 2014 was derived from our internal records.

The condensed consolidated pro forma financial information summarized above includes the following adjustments:

THI historical statement of operations data, as well as THI reclassifications, acquisition accounting adjustments and financing adjustments, have been converted from Canadian dollars (“CAD”) to U.S. dollars (“USD”), the functional currency of RBI. The statement of operations were converted using CAD to USD average exchange rates of 1.10322 for the three months ended March 31, 2014, 1.09016 for the three months ended June 30, 2014, 1.08865 for the three months ended September 30, 2014, 1.13591 for the three months ended December 31, 2014 and 1.10416 for the fiscal year ended December 31, 2014.

Reclassifications – Adjustments represent the reclassification of THI and BKW statement of operations amounts to conform to condensed consolidated presentation.

Franchise and property revenues – Adjustments represent re-setting rent leveling of income leases.

Franchise and property expenses – Adjustments to (i) re-set rent leveling of payable leases and (ii) depreciation and amortization expense related to the preliminary acquisition accounting adjustments for tangible assets and new intangible assets with definite lives, and the elimination of historical intangible assets. Preliminary acquisition accounting adjustments reflect preliminary fair value estimates, which are subject to change over a one-year measurement period. Measurement period adjustments that are determined to be material will be applied retrospectively.

Selling, general and administrative expenses – Adjustments to selling, general and administrative expenses reflect the elimination of THI historical share-based compensation expense and related derivative, recognition of stock-based compensation expense for THI, and elimination of transaction costs.

Interest expense, net – Adjustments to eliminate amortization expense for deferred financing costs relating to Tim Hortons’ existing indebtedness, adjustment to interest expense related to the issuance of New Term Loan Facilities and Notes by RBI LP, elimination of historical indebtedness at BKW and elimination of interest expense related to THI note extinguishment.

Other operating expenses, net – Adjustments relate to the elimination of one-time expenses for derivatives positions directly related to the Merger.

Income tax expense (benefit) – Adjustment to the income tax provision for the items listed above.

Net income (loss) attributable to noncontrolling interests – Adjustment to net income (loss) attributable to noncontrolling interests is comprised of the net income (loss) attributable to noncontrolling interests in RBI LP plus THI historical net income (loss) attributable to noncontrolling interests. Since RBI LP is a pass-through entity for income tax purposes, net income attributable to the noncontrolling interest in RBI LP is calculated as total income before taxes, less the preferred unit distributions, multiplied by the ratio of Partnership exchangeable units to total RBI LP common units outstanding.

Preferred Share dividends – Adjustment includes 9% cumulative dividends related to our Preferred Shares held by a subsidiary Berkshire Hathaway, Inc.

Accretion of preferred shares to redemption value – Adjustment relates to the difference between the initial carrying value of the Preferred Shares of $2,750.6 million and the redemption value of the Preferred Shares of $3,297.0 million.

Earnings (loss) per common share – Earnings (loss) per common share has been adjusted to reflect those items listed above. Earnings (loss) per common share – basic is calculated as net income (loss) attributable to common shareholders divided by weighted average shares outstanding – basic, as described below. Earnings (loss) per common share – diluted is calculated as net income (loss) attributable to common shareholders and noncontrolling interests related to partnership exchangeable units divided by weighted average shares outstanding – diluted, as described below.

Weighted average shares outstanding – basic and diluted – The weighted average shares outstanding basic and diluted have been adjusted for the effect of the reorganization and new capital structure of RBI. Weighted average shares outstanding – diluted reflect the conversion of 265.0 million partnership exchangeable units into common shares of RBI at a ratio of one common share for each Partnership exchangeable unit.